Income Taxes	12 Months Ended
Feb. 29, 2012
Income Tax Disclosure [Abstract]
Income Taxes

12.	Income Taxes

Income tax expense differs from the amount that would result from applying the Canadian federal and provincial income tax rates to earnings before income taxes. These differences result from the following items:

	2012 $	2011 $

Loss before income taxes	(181,841)	(36,594)
Canadian federal and provincial income tax rates	26%	28%

Income tax recovery based on the above rates	(47,278)	(10,246)

Increase due to:
Non-deductible and deductible items	(163,815)	21,198
Expiry of non-capital losses	-	86,857
Change in valuation allowance	203,854	(96,696)
Change in statutory tax rates	7,239	(1,113)

Income tax recovery	-	-

The components of future income taxes are as follows:

	2012 $	2011 $

Future income tax assets

Non-capital losses	1,129,251	758,377
Mineral property costs	520,533	687,421
Property and equipment	2,866	3,953
Marketable securities and other	18,224	17,269

Total future income tax assets	1,670,874	1,467,020
Valuation allowance	(1,670,874)	(1,467,020)

Net future income tax assets	-	-

The Company has non-capital loss carry-forwards of approximately $4,517,004 that may be available for tax purposes. The loss carry-forwards are all in respect of Canadian operations and expire as follows:

$

2015	398,612
2026	402,360
2027	1,036,715
2028	417,682
2029	472,218
2030	392,771
2031	1,151,052
2032	245,594

4,517,004

Additionally, the Company has approximately $2,082,133 of development expenses and exploration expenditures as at February 29, 2012 which, under certain circumstances, may be utilized to reduce taxable income of future years. The Company also has approximately $37,810 of capital losses that may be carried forward and applied against future capital gains. The potential income tax benefits of these losses have been offset by a full valuation allowance.